                                                                    Exhibit 4(b)


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,               STRATEGIC PARTNERS(SM)
a Prudential Financial company                       HORIZON ANNUITY APPLICATION


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      On these pages, I, you, and your refer to the contract owner(s). We, us, and our refer to Pruco Life Insurance Company of New Jersey.
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 1 CONTRACT      Contract number (if any)
                                         ---------------------------------------
   OWNER         / / Individual   / / Corporation   / / UGMA/UTMA   / / Other
   INFORMATION
                 TRUST: / / Grantor / / Revocable / / Irrevocable
                 TRUST DATE (mo., day, yr.)
                                           -------------------------------------

                 If a corporation or trust is indicated above, please check the following as it applies. If neither box is checked, we will provide annual tax reporting for the increasing value of the contract.

                 / / Tax-exempt entity under IRS Code 501
                 / / Trust acting as agent for an individual under IRS Code
                 72(u)

                 Name of owner (first, middle initial, last name)

                 ---------------------------------------------------------------
                 Street                                               Apt.

                 ---------------------------------------------------------------
                 City                 State                 ZIP code

                 ---------------------------------------------------------------
                 Social Security number/EIN    Date of birth (mo., day, year)

                 ---------------------------------------------------------------
                 Telephone number

                 ---------------------------------------------------------------

                 A. / / Female  B. / / U.S. citizen      / / I am not a U.S. person (including
                    / / Male       / / Resident alien    resident alien). I am a citizen of

                                                         -------------------------------------
                                                         Attach the applicable IRS Form W-8(BEN,
                                                         ECI, EXP, IMY).

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2 ANNUITANT      This section must be completed only if the annuitant is not the
 INFORMATION     owner or if the owner is a trust or a corporation.
 Do not          Name of annuitant (first, middle initial, last name)
 complete this
 section if      ---------------------------------------------------------------
 you are opening
 an IRA.         Street (Leave address blank if same as owner.)   Apt.

                 ---------------------------------------------------------------
                 City                                         State    ZIP code

                 ---------------------------------------------------------------
                 Social Security number        Date of birth (mo., day, year)

                 ---------------------------------------------------------------
                 Telephone number

                 ---------------------------------------------------------------


                 A. / / Female  B. / / U.S. citizen      / / I am not a U.S. person (including
                    / / Male       / / Resident alien    resident alien). I am a citizen of

                                                         -------------------------------------

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Pruco Corporate Office: Pruco Life Insurance Company of New Jersey, Newark, NJ
07102                                                     Ed. 1/2003 THIRD PARTY

ORD 99720 New York - Third Party     Page 1 of 5

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3  CO-ANNUITANT  Name of co-annuitant (first, middle initial, last name)
   INFORMATION
   (if any)      ---------------------------------------------------------------
Do not complete  Social Security number        Date of birth (mo., day, year)
if you are
opening an IRA   ---------------------------------------------------------------
or if the        Telephone number
contract
will be owned    ---------------------------------------------------------------
by a
corporation
or trust.

                 A. / / Female  B. / / U.S. citizen      / / I am not a U.S. person (including
                    / / Male       / / Resident alien    resident alien). I am a citizen of

                                                         -------------------------------------

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 4 BENEFICIARY   /X/ PRIMARY CLASS
   INFORMATION   Name of beneficiary (first, middle initial, last name)
                 If trust, include name of trust and trustee's name.

                 ---------------------------------------------------------------

                 TRUST: / / Revocable / / Irrevocable
                 Trust date (mo., day, year)
                                              ----------------------------------
                 Beneficiary's relationship to owner
                                                    ----------------------------

                 CHECK ONLY ONE: / / Primary class / / Secondary class Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

                 ---------------------------------------------------------------
                 TRUST: / / Revocable / / Irrevocable
                 Trust date (mo., day, year)
                                              ----------------------------------
                 Beneficiary's relationship to owner
                                                    ----------------------------
                 PLEASE ADD ADDITIONAL BENEFICIARIES IN SECTION 10.
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5  TYPE OF       PLAN TYPE. Check only one:   / / Non-qualified
   PLAN AND                          / / Traditional IRA   / / Custodial account
   SOURCE OF
   FUNDS         ---------------------------------------------------------------
   contract      SOURCE OF FUNDS. Check all that apply:
   minimum of
   $5,000.

                 / / Total amount of the check(s)
                     included with this application.
                     (Make checks payable to Prudential.) $    ,         ,   .
                 / / IRA Rollover                         $    ,         ,   .

                 If Traditional IRA new contribution(s) for the current and/or previous year, complete the following:

                 $     ,          .          Year                          $   ,        .       Year
                                                 -------------------------                          --------
                 / / 1035 Exchange (non-qualified only), estimated amount: $   ,        ,  .
                 / / IRA Transfer (qualified), estimated amount:           $   ,        ,  .
                 / / Direct Rollover (qualified), estimated amount:        $   ,        ,  .


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6  GUARANTEE     Please choose only one:
   PERIOD        / / 3 years       / / 7 years
                 / / 5 years       / / 10 years

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                                                          Ed. 1/2003 THIRD PARTY

ORD 99720 New York - Third Party     Page 2 of 5

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7  REPLACEMENT   THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE
   QUESTIONS     REPLACEMENT REGULATIONS REQUIRE. (Check one):
   AND
   DISCLOSURE    / / I do have existing life insurance policies or annuity
   STATEMENT     contracts. (You must complete the Important Notice Regarding
                 Replacement form (COMB 89216 NY), whether or not this transaction is considered a replacement.)

                 / / I do not have existing life insurance policies or annuity contracts.

                 Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?

                 / / Yes / / No

                 If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                 Company name

                 ---------------------------------------------------------------
                 Policy or contract number   Year of issue (mo., day, year)

                 ---------------------------------------------------------------
                 Name of plan (if applicable)

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
   FINANCIAL     THIS QUESTION MUST BE COMPLETED BY THE FINANCIAL PROFESSIONAL.
   PROFESSIONAL'S
   QUESTION      Do you have, from any source, facts that any person named as the owner above is replacing or changing any current insurance or annuity in any company?

                 / / Yes / / No
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8  SIGNATURE(S)  If applying for an IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, and other features as described in the prospectus.

                 No financial professional has the authority to make or change a contract or waive any of the contract rights.

                 I understand that if I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year that they will be considered as one contract for tax purposes.

                 I believe that this contract meets my needs and financial objectives.

                 / / If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                 / / Check here to request a Statement of Additional
                 Information.

                 MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                 I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied the required minimum distributions from other IRA funds.

                 By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract.

                 I UNDERSTAND THAT THE PURCHASE PAYMENT WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF THERE IS A WITHDRAWAL, ANNUITIZATION, OR SETTLEMENT ON ANY DATE OTHER THAN WITHIN THE 30 DAY PERIOD IMMEDIATELY PRECEDING THE END OF THE GUARANTEE PERIOD. A MARKET VALUE ADJUSTMENT CAN BE A POSITIVE OR NEGATIVE ADJUSTMENT. THERE IS NO MARKET VALUE ADJUSTMENT AT DEATH.

                                                                     (continued)
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                                                          Ed. 1/2003 THIRD PARTY

ORD 99720 New York - Third Party     Page 3 of 5

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8  SIGNATURE(S)  I hereby represent that my answers to the questions on this
   (continued)   application are correct and true to the best of my knowledge and belief.

                 I acknowledge receipt of the current prospectuses.

                 SIGNED BY THE CONTRACT OWNER AT: (CITY, STATE)

                 --------------------------------------------------

                 X
                 --------------------------------------------------
                   Contract owner's signature and date                   month        day         year

                 X
                 --------------------------------------------------
                   Annuitant's signature (if applicable) and date        month        day         year

                 X
                 --------------------------------------------------
                   Co-annuitant's signature (if applicable) and date     month        day         year

                 OWNER'S TAX CERTIFICATION

                 Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/ residency status. I [ ] HAVE/ [ ] HAVE NOT (select one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

                 X
                 --------------------------------------------------
                   Contract owner's signature and date                   month        day         year

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9  FINANCIAL     This application is submitted in the belief that the purchase
   PROFES-       of this contract is appropriate for the applicant based on the
   SIONAL'S      information provided and as reviewed with the applicant.
   SIGNATURE(S)  Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                 The financial professional hereby certifies that all information contained in this application (including the financial professional's replacement question in section 7) is true to the best of his or her knowledge.

                 ----------------------------------------------------
                  Financial professional's name                                            Firm FA contract number

                                                                                           Prudential contract number
                 X
                 ----------------------------------------------------
                  Financial professional's signature and date                              month        day     year



                 ----------------------------------------------------
                  Second financial professional's name                                     Firm FA contract number

                                                                                           Prudential contract number

                 X
                 ----------------------------------------------------
                  Second financial professional's signature and date                       month        day     year

                  ---------------------------------------------------
                  Branch name and code                                                     Financial professional's telephone number

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                                                          Ed. 1/2003 THIRD PARTY
ORD 99720 New York - Third Party     Page 4 of 5

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10 ADDITIONAL    ANY REMARKS ENTERED INTO THIS SECTION MUST BE INITIALED AND
   REMARKS       DATED BY ALL PERSONS WHO HAVE SIGNED THIS APPLICATION IN
                 SECTIONS 8 AND 9.

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                 STANDARD   PRUDENTIAL ANNUITY SERVICE CENTER   OVERNIGHT    PRUDENTIAL ANNUITY SERVICE CENTER
                 MAIL TO:   THIRD PARTY                         MAIL TO:     THIRD PARTY
                            PO BOX 8210                                      2101 WELSH ROAD
                            PHILADELPHIA, PA 19101                           DRESHER, PA 19025


                 If you have any questions, please call the Prudential Annuity Service Center at (800) 778-5970, for customers, or
                 (888) 778-5471 for financial professionals, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.

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                                                          Ed. 1/2003 THIRD PARTY

ORD 99720 New York - Third Party     Page 5 of 5